SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2006

HARBOR FLORIDA BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22817	65-0813766

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 S. Second Street, Fort Pierce, FL		34950

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (772) 461-2414

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

          On March 29, 2006, Harbor Florida Bancshares, Inc. (“Bancshares”) announced that its second quarter earnings would be released on Wednesday, April 19, 2006.

Item 9.01.  Financial Statements and Exhibits

          A copy of the press release dated March 29, 2006 is attached as Exhibit 99.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2006	HARBOR FLORIDA BANCSHARES,
INC., Registrant

	By:	/s/ Michael J. Brown, Sr.

	Name:	Michael J. Brown, Sr.
	Title:	Chairman of the Board and
Chief Executive Officer

Exhibit No.	Description

99	Press release dated March 29, 2006